UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2018

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36226	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road, Wilmington, Massachusetts 01887
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (978) 253-6200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 5, 2018, Thomas G. Greig resigned from the role of Chairman of the Board of Directors (the “Board”) of Rudolph Technologies, Inc.  (the “Company”) which was accepted by the Board on the same date.  Thereafter on August 5, 2018 the Board appointed David B. Miller, a current independent member of the Board, as Chairman of the Board, effective that day.  Mr. Greig, the Company’s outgoing Chairman of the Board, will continue to serve as a member of the Board.

A copy of the press release regarding the appointment of Mr. Miller as Chairman of the Board is attached hereto as Exhibit 99.1 and is incorporated by refrence.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 8, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rudolph Technologies, Inc.

Date: August 8, 2018	By: /s/ Michael P. Plisinski
Michael P. Plisinski Chief Executive Officer